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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 13, 2005

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware    19898
(Address of principal executive offices)

Registrant's telephone number, including area code:    (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

               On October 13, 2005, DuPont issued a news release entitled, "DuPont Updates Plans Under American Jobs Creation Act, the Impacts of Hurricanes Katrina and Rita, and Affirms Confidence in First Call Consensus." A copy of the news release is being furnished pursuant to Regulation FD and is attached as Exhibit 99.1.
Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

               The following exhibit is being furnished, not filed, pursuant to Item 8.01 of Form 8-K:

               99.1 News release, dated October 13, 2005, entitled, "DuPont Updates Plans Under American Jobs Creation Act, the Impacts of Hurricanes Katrina and Rita, and Affirms Confidence in First Call Consensus."

EXHIBIT 99.1

DUPONT UPDATES PLANS UNDER AMERICAN JOBS CREATION ACT,
THE IMPACTS OF HURRICANES KATRINA AND RITA,
AND AFFIRMS CONFIDENCE IN FIRST CALL CONSENSUS

               WILMINGTON, Del., Oct. 13, 2005 -- DuPont today confirmed it will repatriate approximately $9.4 billion by year-end under the American Jobs Creation Act. The company also addressed the status of its 14 manufacturing plants that were in the paths of Hurricanes Katrina and Rita, as well as the financial impact associated with the storms.

American Jobs Creation Act (AJCA)
               The company confirmed it is taking actions to repatriate approximately $9.4 billion of cash under AJCA before year-end. An accrual for the associated taxes of approximately $.32 per share will be recorded in third quarter results.

Hurricane Katrina
               Five of the company's operating sites were in the path of Hurricane Katrina. Three had minimal damage and have resumed operations -- Burnside, La., Pontchartrain, La., and Mobile, Ala. No significant structural damage occurred at the two remaining sites -- DeLisle, Miss., and Pascagoula, Miss. However, electrical systems, instrument controls and computer-based electronic process control systems received extensive damage.

               On August 31, force majeure was declared for the businesses operating these two sites. The company's current assessment is that the Pascagoula aniline facility will restart by the end of November and the DeLisle titanium dioxide plant will begin operations by the end of December.

Hurricane Rita
               The company also said that, of the nine DuPont manufacturing sites in the path of Hurricane Rita, seven incurred little or no damage and have resumed operations. Two -- Sabine and Beaumont, Tex. -- were more seriously damaged, but both are structurally sound and environmentally secure. Force majeure was declared on September 27 for ethylene copolymers at Sabine and on September 28 for the aniline and acrylonitrile businesses at Beaumont. Both sites are now in the process of a phased restart.

Hurricane-Related Costs
               The company expects to record estimated costs of $150 million or $.10 per share in the third quarter associated with the clean-up, restoration of manufacturing operations, lost inventory and humanitarian assistance. In addition, the company estimates it will need to make capital investments of approximately $115 million to restore or replace damaged equipment.

               The company carries property damage and business interruption insurance, subject to deductible amounts. DuPont said it is too early to estimate the amount and timing of an insurance recovery but indicated that none is expected this year.

EXHIBIT 99.1

               "Our first priority was the safety of our employees, their families and the impacted communities," said Senior Vice President and Chief Financial Officer Gary M. Pfeiffer. "We are deeply relieved that all 3,700 of our employees in the Gulf region are accounted for and are safe. We are now focused on returning our operations and businesses to full strength."

Third Quarter Update
               The company continues to assess the business interruption and indirect costs associated with Hurricanes Katrina and Rita, including the inability to supply customers due to temporary plant and electricity outages, as well as broader impacts from dramatically higher energy and ingredient costs, higher transportation costs, and disruptions to the operations of its customers and suppliers. The company expects that these associated effects will continue in varying degrees into 2006. However, based on preliminary estimates, the company said it expects third quarter 2005 earnings per share to be in line with the current First Call earnings estimate consensus of $.29 per share, excluding the estimated $.42 in charges discussed above.

               DuPont will provide an update of the expected impact on fourth quarter results during its upcoming conference call scheduled for Oct. 25, 2005, at 11:00 a.m. (EDT).

               DuPont is a science company. Founded in 1802, DuPont puts science to work by creating sustainable solutions essential to a better, safer, healthier life for people everywhere. Operating in more than 70 countries, DuPont offers a wide range of innovative products and services for markets including agriculture, nutrition, electronics, communications, safety and protection, home and construction, transportation and apparel.

Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; research and development of new products, including regulatory approval and market acceptance, and seasonality of sales of agricultural products.

# # #

10/13/05

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ D. B. Smith
D. B. Smith
Vice President and Controller

October 13, 2005